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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                                   FORM 8-K
                              __________________

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 13, 2000
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                               FLIR Systems, Inc.
             (Exact name of Registrant as specified in its charter)

          Oregon                                      0-21918                               93-0708501
(State or other jurisdiction of               (Commission File Number)                    (I.R.S. Employer
incorporation or organization)                                                          Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon                          97224
(Address of principal executive offices)                        (Zip Code)

                                 (503) 684-3731
              (Registrant's telephone number, including area code)
                               __________________

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Item 4.  Change in Registrant's Certifying Accountants.

     On July 13, 2000, FLIR Systems, Inc. (the "Company") engaged Arthur Andersen LLP ("Arthur Andersen") as its independent auditors for the fiscal year ending December 31, 2000. The engagement of Arthur Andersen was approved by the Company's Board of Directors.

     As previously reported on Form 8-K dated May 2, 2000, the Company dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent auditors on May 2, 2000. In connection with the Company's dismissal of PricewaterhouseCoopers, the Company sought to engage Arthur Andersen as its independent auditors for the year ending December 31, 2000. Arthur Andersen agreed to be retained by the Company to conduct the Statement of Accounting Standards No. 71 ("SAS 71") review of the Company's interim consolidated financial statements for the quarter ended March 31, 2000 (the "First Quarter SAS 71 Review") and agreed that upon completion of the First Quarter SAS 71 Review, it would consider acceptance of engagement as the Company's independent auditors for the year ending December 31, 2000. The rules of the Securities and Exchange Commission (the "SEC") require a SAS 71 review of interim financial information included in Quarterly Reports on Form 10-Q prior to the filing of such information with the SEC for all quarters ending after March 15, 2000.

     During the two most recent fiscal years and the interim period through May 2, 2000, the date Arthur Andersen was retained to conduct the First Quarter SAS 71 Review, neither the Company nor any person on its behalf consulted Arthur Andersen regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter than was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of the Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

   In the ordinary course of the First Quarter SAS 71 Review, the Company discussed various accounting and financial reporting matters with Arthur Andersen. The Company also provided Arthur Andersen with a copy of the PricewaterhouseCoopers Report to the Audit Committee - Results of 1999 Audit (the "Report") and discussed the Report with Arthur Andersen. Among other things, the Report states that, in the course of PricewaterhouseCoopers' audit of the Company's consolidated financial statements for the year ended December 31, 1999, PricewaterhouseCoopers noted certain matters involving the internal control structure or its operations that it considered to be material weaknesses. The Company authorized PricewaterhouseCoopers to respond fully to questions from Arthur Andersen regarding the Report. Arthur Andersen discussed the Report with PricewaterhouseCoopers and has advised the Company that it considered the Report and these discussions in conducting the First Quarter SAS 71 Review. The Company also informed PricewaterhouseCoopers of its discussions with Arthur Andersen of these matters.

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Item 5.  Other Events

     The Securities and Exchange Commission (the"SEC") is conducting an investigation relating to the Company. The investigation is a non-public, fact-finding inquiry to determine whether there have been any violations of the federal securities laws. The Company intends to cooperate fully with the SEC investigation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 19, 2000.


                                           FLIR SYSTEMS, INC.
                                             (Registrant)



                                           /s/ Stephen M. Bailey
                                           ----------------------
                                           Stephen M. Bailey
                                           Senior Vice President, Finance and
                                           Chief Financial Officer

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